Rule 497(e)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

FIRST TRUST COMMERCIAL MORTGAGE OPPORTUNITIES ETF

(the “Fund”)

Supplement To THE Fund’s Prospectus

DATED DECEMBER 19, 2024

Notwithstanding anything to the contrary in the Fund’s Prospectus, the following is added as the new third sentence in the fifth paragraph of the section entitled “Summary Information – Principal Investment Strategies” in the Fund’s prospectus:

Additionally, the Fund may take short positions in U.S. treasury futures contracts in order to manage the Fund’s duration.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE